Exhibit 10.28

STANDARD LEASE

Tenant: KYKLOS BEARING INTERNATIONAL, INC., a Delaware corporation

Address : 2509 HAYES AVENUE, SANDUSKY, OHIO 44870

Square Feet: 1,321,947     Commencement Date: August 7, 2008

Term: 25 YEARS              Expiration Date: August 6, 2033

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8. Damage or Destruction	12
8.1 Definitions	12
8.2 Partial Damage - Insured Loss	12
8.3 Partial Damage - Uninsured Loss	12
8.4 Total Destruction	12
8.5 Damage Near End of Term	12
8.6 Abatement of Rent; Tenant’s Remedies	12
8.7 Termination - Advance Payments	13

9. Real Property Taxes	13
9.1 Payment of Taxes	13
9.2 Tenant’s Property Taxes	13

10. Utilities and Services	13

11. Assignment and Subletting	14
11.1 Landlord’s Consent Required	14
11.2 Terms and Conditions Applicable to Assignment	14
11.3 Terms and Conditions Applicable to Subletting	15

12. Default; Remedies	15
12.1 Default	15
12.2 Remedies	15
12.3 Breach by Landlord	17

13. Condemnation	18

14. Brokers’ Fees	18

15. Tenancy Statements	19

16. Landlord’s Liability	19

17. Severability	19

18. Interest on Past-Due Obligations	19

19. Time of Essence	19

20. Rent Defined	19

21. No Prior or other Agreements	19

22. Notices	19
22.1 Notice Requirements	19
22.2 Date of Notice	20

23. Waivers	20

24. Recording	20

25. No Right to Holdover	20

26. Cumulative Remedies	21

27. Binding Effect; Choice of Law	21

28. Subordination and Attornment	21
28.1 Subordination	21
28.2 Attornment	21

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29. Landlord’s Access; Showing Premises; Repairs	21

30. Signs	21

31. Authority	21

32. Offer	22

33. Amendments	22

34. Multiple Parties	22

35. Quiet Possession	22

36. Waiver of Landlord Lien	22

37. Substation Lease Agreement	22

38. Guaranty	22

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STANDARD INDUSTRIAL LEASE

1. Basic Provisions (“Basic Provisions”).

1.1 Parties: This Lease (“Lease”), dated for reference purposes only, August 7, 2008, is made by and between 2509 HAYES LLC, a Delaware limited liability company (“Landlord”) and KYKLOS BEARING INTERNATIONAL, INC., a Delaware corporation (“Tenant”), (collectively the “Parties”, or individually a “Party”).

1.2 Premises: That certain building containing 1,321,947 rentable square feet (the “Building”), including all improvements therein, commonly known by the street address of 2509 Hayes Avenue, Sandusky, Ohio, County of Erie with zip code 44870, together with (i) the Common Areas (as defined in Paragraph 2.4 below), (ii) the land upon which the Building and the Common Areas are located as described on Exhibit D attached hereto and incorporated herein by this reference (the “Land”), and (iii) all other buildings and improvements on such Land, all as outlined on Exhibit A attached hereto (collectively, the “Premises”).

1.3 Term: Twenty-five (25) years (“Term”), commencing August 7, 2008 (“Commencement Date”) and ending at midnight on August 6, 2033 (“Expiration Date”), provided that Tenant’s obligation to pay Base Rent shall not commence until the first day of the thirteenth (13th) full month of the Term (the “Rent Commencement Date”).

1.4 Base Rent: Beginning on the Rent Commencement Date, Tenant shall pay base rent (“Base Rent”) for the Premises in the amount set forth on Exhibit B attached hereto, due and payable in equal monthly installments on the first (1st) day of each month of the Term to Landlord at the address provided in Section 22.1 below or to such other address as may be specified by Landlord by written notice to Tenant. Any rent (whether Base Rent or additional rent) or other amount due from Tenant to Landlord under this Lease not paid when due shall incur a late fee of ten percent (10%) of the amount due; provided however, that no such late fee shall be assessed unless Landlord has first provided Tenant with notice of such missed payment and Tenant fails to pay such sum within five (5) business days following such notice.

1.5 Operating Expenses: Tenant will pay all expenses reasonably necessary to operate the Premises including but not limited to property taxes, insurance, and maintenance of the interior, exterior, roof and structural components of the Building.

1.6 Security Deposit: None.

1.7 Permitted Use: Manufacturing, distribution, office and any other lawful purposes.

1.8 Exhibits: The Exhibits are as follows, constitute a part of this Lease and are hereby incorporated by reference:

Exhibit A - Premises

Exhibit B - Base Rent

Exhibit C - Site Plan

Exhibit D - Legal Description of Land

Exhibit E - Guaranty of Lease

Exhibit F - Second Guaranty

2. Premises, Parking and Common Areas.

2.1 Letting. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental is an approximation which Landlord and Tenant agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

2.2 Condition and Acceptance. Tenant accepts the Premises as suited for the use intended by Tenant and Landlord shall have no responsibility or duty to modify same to accommodate Tenant’s use. Tenant’s acceptance thereof is subject to all Applicable Requirements (as defined in Paragraph 6.3 below). Except as may be expressly set forth herein, Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business and Tenant waives any implied warranty of suitability. The taking of possession of the Premises shall be conclusive evidence that Tenant accepts the Premises in good condition and working order.

2.3 Vehicle Parking. Tenant shall be entitled to the exclusive use of the parking areas in the Common Areas designated for parking on the Site Plan of the Premises attached hereto as Exhibit C and incorporated herein by this reference, as well as other Common Areas.

2.4 Common Areas - Definition. The term “Common Areas” is defined as all areas and facilities located outside the Building and on the Land, which Common Areas are included in the Premises and are hereby designated for the exclusive use of Tenant and its employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash and dumpster areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

2.5 Common Areas - Tenant’s Rights. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, contractors, customers and invitees (collectively, the “Tenant Group”) during the term of this Lease, the exclusive right to use the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof.

2.6 Common Areas - Rules and Regulations. Tenant or such other person(s) as Tenant may appoint shall have the exclusive control and management of the Common Areas, subject to compliance with all applicable legal requirements.

2.7 Common Areas - Changes. Landlord shall have no right to make any changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways or utility raceways, without the consent of Tenant (not to be unreasonably withheld); however, Landlord may (a) enter into commercially reasonable easement agreements with respect to the Common Areas and/or (b) use the Common Areas while engaged in making repairs or alterations to the Common Areas which are approved by Tenant as aforesaid as long as none of Landlord’s activities in connection with clauses (a) and (b) above shall have a material adverse effect on (i) Tenant’s or the Tenant Group’s access to the Premises or the parking available to the Premises, or (ii) Tenant’s operation of its business at the Premises for the Permitted Use. In the event any such material adverse effect occurs, Tenant’s obligation to pay Base Rent and other charges hereunder shall be abated for the period that such activities of Landlord shall have a material adverse effect as stated above.

2.8 Delphi License. Landlord acknowledges that pursuant to that certain Transition Services Agreement dated April 30, 2008, by and between Tenant and Delphi Automotive Systems LLC, a Delaware limited liability company (“Delphi”), Tenant has granted a license (the “Delphi License”) to Delphi to use and occupy a portion of the Premises consisting of approximately 3,000 rentable square feet on the second floor of the Building, together with certain rights to use the Common Areas. Notwithstanding anything contained herein to the contrary, Landlord hereby consents to the Delphi License; provided that Tenant shall in no way be relieved of any liability under this Lease with respect to any portion of the Premises that Delphi may use or occupy pursuant to the Delphi License.

3. Term.

3.1 Term. The Commencement Date, Expiration Date and Term of this Lease are as specified in Paragraph 1.3.

3.2 Possession. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date.

4. Rent.

4.1 Base Rent. Beginning on the Rent Commencement Date, Tenant shall pay Base Rent and other rent charges, as the same may be adjusted from time to time, to Landlord in lawful money of the United States, without offset or deduction except as expressly set forth in this Lease, for receipt by Landlord on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the Term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant.

4.2 Additional Rent. If any existing or future Security Device (as defined in Section 28.1 below) requires the owner to pay to the mortgagee under such Security Device monthly deposits for Real Property Taxes (as defined in Section 9.1 below) and premiums for the insurance required under such Security Device, then Tenant shall pay such amounts (as such amounts are determined pursuant to the Security Device) to Landlord as additional rent on the first day of each and every month of the Term, which monthly deposits shall be paid by Landlord to the mortgagee in accordance with the terms of the Security Device. The payment of deposits shall not limit or alter Tenant’s obligation to pay Real Property Taxes and/or premiums for insurance required under this Lease; provided, however, that said deposits shall be fully utilized for the payment of Real Property Taxes and/or such insurance premiums. The amount of the deposits shall be re-adjusted annually, on the first day of the month after the tax bills showing the actual amount of the Real Property Taxes are issued in each year of the Term, to reflect the actual amount of Real Property Taxes and/or insurance premiums. Tenant shall not be entitled to interest on said deposits.

4.3 Maintenance. Tenant shall, at all times during the entire Term, operate, manage, maintain, repair and replace the Premises in a lawful, efficient and businesslike manner in accordance with sound property management practices consistent with comparable industrial sites in the Sandusky, Ohio area; provided, however, that Tenant’s obligations under this Paragraph 4.2 shall be subject to the provisions of Paragraphs 2.2, 5, 6, 8 and 13.

5. Use.

5.1 Permitted Use. Tenant shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.7. Tenant shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, violates any Applicable Requirements (as hereinafter defined).

5.2 Hazardous Substances.

(a) Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is regulated or monitored by any governmental authority under any Applicable Requirement. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Other than any such activities Tenant is engaged in as of the Commencement Date, Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord, such consent not to be unreasonably withheld, and compliance in a timely manner (at Tenant’s sole cost and expense) with all Applicable Requirements (as defined in Paragraph 5.3). “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the

Premises or neighboring properties or which if spilled or released would be in quantities sufficient to subject Landlord to liability therefor. Notwithstanding the foregoing, Landlord agrees that Tenant may use and store certain Hazardous Substances resulting in a Reportable Use in the conduct of Tenant’s business, and Landlord consents to the use of such Hazardous Substances by Tenant, provided Tenant handles, uses, stores, and disposes of such Hazardous Substances in compliance with all Applicable Requirements.

(b) Duty to Inform. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, or under or about the Premises in violation of Applicable Requirements, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system) except in accordance with all Applicable Requirements. If Landlord knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, or under or about the Premises in violation of Applicable Requirements, Landlord shall immediately give Tenant written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Landlord shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system) except in accordance with all Applicable Requirements.

(c) Indemnification. Except as may arise from acts or omissions of Landlord or Landlord’s employees, agents or contractors, Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, Lenders and ground landlord, if any, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, fines, loss of permits and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Tenant or Tenant’s agents, employees or contractors. Tenant’s obligations under this Paragraph 5.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants’ and attorneys’ fees and testing), studies, sampling and testing procedures, removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, in accordance with all applicable environmental laws and to the satisfaction of Landlord. These indemnification obligations shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement. Except as may arise from acts or omissions of Tenant or Tenant’s employees, agents or contractors, Landlord shall indemnify, protect, defend and hold Tenant, its agents, employees, and lenders, if any, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, fines, loss of permits and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Landlord or Landlord’s agents, employees or contractors. Landlord’s obligations under this Paragraph 5.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Landlord, and the cost of investigation (including consultants’ and attorneys’ fees and testing), studies, sampling and testing procedures, removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, in accordance with all applicable environmental laws and to the satisfaction of Tenant. These indemnification obligations shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Landlord from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Tenant in writing at the time of such agreement.

5.3 Tenant’s Compliance with Requirements. Tenant shall, at Tenant’s sole cost and expense, fully, diligently and in a timely manner, comply with all “Applicable Requirements”, which for purposes of this Lease shall mean all laws, statutes, codes, rules, regulations, ordinances, directives or permits relating to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements of which Tenant has actual knowledge or receives notification.

5.4 Inspection; Compliance with Law. Landlord, Landlord’s agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises (“Lenders”) shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times and upon reasonable prior notice to Tenant, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements (provided that such entry shall not have a material adverse effect on Tenant’s conduct of its business operations at the Premises), and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant’s activities, including but not limited to Tenant’s installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. If a violation of Applicable Requirements caused by Tenant is found to exist (an “Event of Non-compliance”), Landlord will have the right, but not the obligation, in addition to Landlord’s other remedies available at law and in equity, to enter upon the Premises immediately and take such action as Landlord in its reasonable judgment deems appropriate to remediate any actual or threatened contamination caused by an Event of Non-compliance.

5.5 Landlord’s Compliance and Indemnification. Throughout the Term, Landlord shall not knowingly cause, permit or allow any Hazardous Substances to be placed, stored, dumped, dispensed, released, discharged, used, sold, transported, or located on or within any portion of the Premises, by itself or its servants, agents, and employees. Landlord agrees to promptly clean up any Hazardous Substance (other than those permitted above) which are placed in, on or about the Premises by Landlord or its servants, agents and employees and to remediate and remove any such contamination of the Premises resulting from the acts of Landlord and its servants, agents and employees, at Landlord’s cost and expense, in compliance with all applicable requirements then in effect, at no cost or expense to Tenant. This Paragraph 5.5 shall survive the termination or expiration of this Lease.

6. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

6.1 Tenant’s Obligations.

(a) Subject to the provisions of Paragraphs 2.2, 5, 8 and 13, Tenant shall, at Tenant’s sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair and free from infestation by insects, rodents or other pests (whether or not such portion of the Premises requiring repair or replacement, or the means of repairing or replacing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant’s use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically and exclusively serving the Premises, such as: capital improvements, any telephone and cable facilities; plumbing, heating, air conditioning, gas and ventilating systems; electrical and lighting systems and facilities (including bulbs and ballasts), boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls and interior surfaces of exterior walls of the Premises, ceilings, floors, windows, doors, window and door frames, plate glass, skylights, emergency exits and exit lights, fire extinguishers, smoke detectors, sprinkler systems, fire and/or other safety equipment, Trade Fixtures, Alterations and Tenant Owned Alterations and Utility Installations (each as hereinafter defined). Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices in compliance with all Applicable Requirements. Tenant’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for (and Landlord will be responsible for) any repair or improvement necessitated by reason of negligence, willful misconduct or by the breach of or failure to perform any covenants, obligations or agreements of Landlord, its employees or agents under this Lease.

(b) Tenant shall procure and maintain a contract to for the inspection and maintenance of the heating, air conditioning and ventilation system for the Premises.

(c) Tenant shall keep in good order, condition and repair the foundations, exterior surface of exterior walls, structural condition of interior load bearing walls, exterior roof, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment in the Premises, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Premises and all parts thereof; provided, however, Landlord shall be obligated to repair any damage caused by the negligence or willful misconduct of Landlord or Landlord’s agents, employees or contractors. In the event Tenant, in Landlord’s reasonable discretion, does not effect such required repairs promptly and adequately, Landlord may, but shall not be required to, make such repairs and Tenant shall reimburse Landlord for the reasonable costs associated with such repairs. Notwithstanding the foregoing, prior to Landlord’s right to make such repairs on Tenant’s behalf, Landlord must first provide Tenant with written notice detailing the lack of, or inadequacy of, such repairs, and must allow Tenant a reasonable time to perform or correct such repairs (with such reasonable time not to exceed thirty (30) days). In the event that Tenant has not performed such actions described in Landlord’s written notice within the time period above described, Landlord may then proceed, at its sole option, to perform such actions on Tenant’s behalf. In addition, if Landlord does so perform such repairs, Landlord must provide Tenant with a written accounting of the reasonable expenses incurred in connection therewith, together with invoices evidencing same.

(d) If Landlord elects to repair or restore the Premises under the provisions of Paragraph 6.1 and does not complete the repair or restoration of the Premises within two hundred seventy (270) days after such obligation shall accrue, Tenant may, at any time prior to the completion of such repair or restoration, give written notice to Landlord and to any Lenders of which Tenant has actual notice of Tenant’s election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice.

6.2 Utility Installations, Trade Fixtures, Alterations.

(a) Definitions. The term “Utility Installations” is used in this Lease to refer to all air lines, power panels, electrical distribution, security and fire protection systems, communications systems, lighting fixtures, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term “Trade Fixtures” shall mean Tenant’s machinery and equipment which can be removed without materially damaging the Premises. The term “Alterations” shall mean any modification of the improvements on the Premises, other than Utility Installations or Trade Fixtures. “Tenant-Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Tenant that are not yet owned by Landlord pursuant to Paragraph 6.3(a). Tenant shall not make nor cause to be made any structural Alterations or Utility Installations in, on, under or about the Premises without Landlord’s prior written consent, such consent not to be unreasonably withheld. Any other Utility Installations and Alterations may be made by Tenant without Landlord’s consent.

(b) Consent. Any Alterations or Utility Installations that Tenant shall desire to make shall be presented to Landlord in written form with detailed plans, whether or not Landlord’s consent to same is required. Any consent given by Landlord of Tenant’s plans or drawings means only that Landlord does not find the plans objectionable, and any such consent or approval shall not imply or be deemed to express any representation that the plans or drawings or specifications therein, or the resulting structures or improvements, are safe or suitable for any particular purpose or are free from design defects. All such consents given by Landlord shall be deemed conditioned upon: (i) Tenant’s acquiring all applicable permits required by governmental authorities; and (ii) the compliance by Tenant with all conditions of said permits. All Alterations and Utility Installations made by Tenant during the term of this Lease shall be done in a good workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements.

(c) Lien Protection. Tenant shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanics’ or materialmen’s lien against the Premises or any interest therein. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend and protect itself, Landlord and the Premises, against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises. If necessary to prevent any applicable lien from being foreclosed on against the Premises, Tenant shall furnish a surety bond in an amount equal to the amount of such contested lien claim or demand, indemnifying Landlord against liability for same (or such other amount as may be required by law for the holding of the Premises free from the effect of such lien or claim).

6.3 Ownership, Removal, Surrender, and Restoration.

(a) Ownership. All Alterations and Utility Installations made to the Premises by Tenant shall be the property of and owned by Tenant, but considered a part of the Premises. All Tenant-Owned Alterations and Utility Installations not removed from the Premises by Tenant shall, at the expiration or earlier termination of this Lease, become the property of Landlord.

(b) Surrender/Restoration. Tenant shall surrender the Premises on the Expiration Date or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear and casualty and condemnation events excepted. The obligation of Tenant shall include the repair of any damage occasioned by the installation, maintenance or removal of Tenant’s Trade Fixtures, furnishings, equipment, and Tenant-Owned Alterations and Utility Installations. Tenant’s Trade Fixtures shall remain the property of Tenant and shall be removed by Tenant, subject to its obligation to repair and restore the Premises per this Lease.

7. Insurance, Indemnity.

7.1 Liability Insurance Carried by Tenant. Tenant shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Tenant, Landlord and any Lender(s) whose names have been provided to Tenant in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage with broad form general liability endorsement in an amount not less than $2,000,000.00 per occurrence. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

7.2 Umbrella Insurance Carried by Tenant. Tenant shall obtain and keep in force during the term of this Lease a Commercial Umbrella policy of insurance protecting Tenant, Landlord and any Lender(s) whose names have been provided to Tenant in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage with broad form general liability endorsement in an amount not less than $5,000,000.00 per occurrence. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant or relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

7.3 Property Insurance-Building, Improvements. Tenant shall obtain and keep in force during the term of this Lease a standard all-risk or special form policy or policies in the name of Tenant, with Landlord as an additional insured, insuring against loss or damage to the Premises in an amount equal to the full replacement value of the Building. Insurance deductibles shall be maintained at commercially reasonable levels not to exceed $500,000.00. Tenant shall provide Landlord annually with an Accord 25 (certificate of liability) and Accord 28 (evidence of commercial property). Tenant-Owned Alterations and Utility Installations, Trade Fixtures and Tenant’s personal property shall be insured by Tenant pursuant to Paragraph 7.3.

7.4 Tenant’s Insurance. Tenant shall, at Tenant’s sole cost and expense, obtain and maintain in force during the Term of this Lease the following insurance coverage with respect to the insurable losses contemplated by this Paragraph:

(a) Property Insurance. Standard “all risk” insurance in an amount equal to full replacement cost on Tenant’s personal property, Trade Fixtures and Tenant-Owned Alterations and Utility Installations including but not limited to carpeting, furnishings, equipment, furniture, inventory, and stock; and Loss of Rent Insurance covering the then annual rental payments.

(b) Worker’s Compensation. Worker’s compensation insurance in the statutorily required amounts covering all Tenant’s employees working in the Premises.

7.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least A-, VIII as set forth in the most current issue of “Best’s Insurance Guide.” Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 7. Tenant shall cause to be delivered to Landlord, upon Landlord’s request, certified copies of, or certificates evidencing, the existence and amounts of the insurance required under this Paragraph 7. No such policy shall be cancelable or subject to modification except after thirty (30) days’ prior written notice to Landlord and any such certificates shall so state and also state that Landlord, as holder thereof, may rely upon same. Tenant shall at least thirty (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals thereof.

7.6 Waiver of Subrogation. Landlord and Tenant shall each have included in all policies of property insurance required to be carried hereunder, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for and agree to release the other from liability for, loss or damage to the extent such loss or damage to property is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered had the applicable party carried the insurance required to be carried hereunder.

7.7 Indemnity. Except for Landlord’s negligence and/or intentional misconduct, Tenant shall indemnify, protect, defend and hold harmless Landlord and its agents, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with any negligent act or omission or intentional misconduct of Tenant, or Tenant’s employees, agents or contractors, and out of any failure of Tenant in the performance in a timely manner of any obligation on Tenant’s part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant’s expense and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. Tenant hereby waives and releases all claims against Landlord and its employees and agents with respect to any acts of third parties, any cause beyond Landlord’s control and any other matters for which Landlord has disclaimed liability pursuant to the terms of this Lease.

Except for Tenant’s negligence and/or intentional misconduct, Landlord shall indemnify, protect, defend and hold harmless Tenant and its employees, agents, contractors, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with any negligent act or omission or intentional misconduct of Landlord, or Landlord’s employees, agents or contractors, and out of any default by Landlord in the performance in a timely manner of any obligation on Landlord’s part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Tenant) litigated and/or reduced to judgment. In case any action or proceeding be brought against Tenant by reason of any of the foregoing matters, Landlord upon notice from Tenant shall defend the same at Landlord’s expense and Tenant shall cooperate with Landlord in such defense. Tenant need not have first paid any such claim in order to be so indemnified. Landlord hereby waives and releases all claims against Tenant and its employees and agents with respect to any acts of third parties, any cause beyond Tenant’s control and any other matters for which Tenant has disclaimed liability pursuant to the terms of this Lease.

8. Damage or Destruction.

8.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the Building, the repair cost of which damage or destruction is less than twenty-five percent (25%) of the Value of the Building (as defined in Paragraph 8.1(d)).

(b) “Premises Total Destruction” shall mean damage or destruction to the Building, the repair cost of which damage or destruction is twenty-five percent (25%) or more of the Value of the Building.

(c) “Insured Loss” shall mean damage or destruction to the Premises, which was caused by an event covered by the insurance described in Paragraph 7 irrespective of any deductible amounts or coverage limits involved.

(d) “Value of the Building” shall mean that amount as reasonably determined by Landlord from time to time.

8.2 Partial Damage - Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Tenant shall, at Tenant’s expense, repair such damage as soon as reasonably practicable and this Lease shall continue in full force and effect.

8.3 Partial Damage - Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs, Tenant shall repair such damage as soon as reasonably practicable at Tenant’s expense and this Lease shall continue in full force and effect.

8.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), Tenant shall have the option of terminating this Lease at any time within sixty (60) days following the date of such Premises Total Destruction. If Tenant does not elect to terminate this Lease, the provisions of Paragraphs 8.2 and 8.3 above shall be applicable.

8.5 Damage Near End of Term. Notwithstanding anything contained herein to the contrary, if at any time during the last twelve (12) months of the Term a Premises Total Destruction occurs, or Premises Partial Damage occurs and such damage has a material adverse effect on Tenant’s ability to use the Premises for the Permitted Use, whether or not an Insured Loss, Tenant may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Landlord of Tenant’s election to do so within sixty (60) days after the date of occurrence of such damage.

8.6 Abatement of Rent; Tenant’s Remedies. In the event of Premises Partial Damage or Premises Total Destruction, the Base Rent payable by Tenant hereunder for the period during which such damage or condition, and its repair or restoration, continues, shall be abated in proportion to the degree to which the Premises are rendered untenantable.

8.7 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 8, Landlord shall return to Tenant any unearned payment made by Tenant to Landlord.

8.8 Unused Insurance Proceeds. In the event (i) Tenant actually receives insurance proceeds as a result of any damage or destruction described hereinabove; (ii) Tenant is not obligated to repair or restore the Premises in accordance with the terms hereof; and (iii) Tenant does not repair or restore the Premises, then, such proceeds shall be available first, to any Lenders of which Tenant has actual notice of; second, to the Tenant for Tenant’s property (such property may include, but shall not be limited to, equipment, machinery or personalty); and third, to the Landlord.

9. Real Property Taxes.

9.1 Payment of Taxes. Tenant shall pay the Real Property Taxes, as defined in Paragraph 9.2(a), applicable to the Premises on or before the date the Real Property Taxes fall due. To the extent that any bills for Real Property Taxes are delivered to Landlord instead of Tenant, Landlord agrees to promptly provide such bills to Tenant for payment. Tenant shall provide Landlord with proof of payment of all Real Property Taxes no later than thirty (30) days after such payment is made. Tenant shall have the right to pay under protest any assessment which increases the amount of the Real Property Taxes and to contest any such assessment subsequent to payment.

As used herein, the term “Real Property Taxes” shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, or any rental taxes (other than Landlord’s inheritance, personal income or estate taxes) or any rental taxes imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Landlord in the Premises or any portion thereof.

9.2 Tenant’s Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Tenant contained or stored in the Premises.

10. Utilities and Services. Tenant shall pay directly for all utilities and services supplied to and exclusively serving the Premises, including but not limited to electricity, telephone, security services (if any), gas and cleaning of the Premises, together with any taxes thereon. Notwithstanding the foregoing to the contrary, if any of the aforementioned services are interrupted for a period of more than five (5) consecutive business days, and a material adverse effect on Tenant’s ability to conduct its business in the Premises results from the absence of such services, then Base Rent shall abate during the period such service(s) is interrupted and shall continue until such date and such time as such service(s) is re-established.

11. Assignment and Subletting.

11.1 Landlord’s Consent Required.

(a) Tenant shall not assign all or any part of Tenant’s interest in this Lease without Landlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed (provided, however, and notwithstanding anything to the contrary contained herein, (a) Tenant shall be permitted to assign this Lease, without the consent of Landlord, with no less than ten (10) days prior written notice to Landlord, (i) to a corporation or other entity into which Tenant may merge, which Tenant may acquire, or with which Tenant may consolidate, (ii) to any parent or subsidiary entity of Tenant, or (iii) to a purchaser of substantially all of Tenant’s assets or a controlling interest in the outstanding voting stock or other equitable interests of Tenant) and (b) Tenant shall be permitted to sublet all or any portion of the Premises from time to time.

(b) An assignment of Tenant’s interest in this Lease without Landlord’s specific prior written consent, except as contemplated above, shall be an Event of Default curable after notice pursuant to Paragraph 12.1.

11.2 Terms and Conditions Applicable to Assignment

(a) Regardless of Landlord’s consent, any assignment shall not release Tenant of any obligation hereunder (provided Tenant continues to exist as a separate legal entity).

(b) The consent of Landlord to any assignment shall not constitute a consent to any subsequent assignment by Tenant or to any subsequent or successive assignment by the assignee.

(c) In the event of any failure of Tenant to perform any obligation under this Lease past the applicable notice and cure period(s), Landlord may proceed directly against Tenant or anyone else responsible for the performance of the Tenant’s obligations under this Lease without first exhausting Landlord’s remedies against any other person or entity responsible therefor to Landlord.

(d) Each request for consent to an assignment shall be in writing, accompanied by reasonable information regarding the financial and operational responsibility of the proposed assignee, including but not limited to the intended use and/or required modification of the Premises, if any.

(e) Any assignee of this Lease shall, by reason of accepting such assignment, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment, unless otherwise agreed to by Landlord in writing.

11.3 Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) In the event of a failure of Tenant to perform any of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of the Tenant under such sublease from the time of the exercise of said option to the expiration of such sublease.

(b) No subtenant under a sublease shall further assign or sublet all or any part of the Premises without Landlord’s prior written consent, such consent not to be unreasonably withheld.

12. Default; Remedies.

12.1 Default. Each of the following shall constitute an “Event of Default” by Tenant under this Lease:

(a) The failure by Tenant to make any payment of Base Rent, or any other monetary payment required to be made by Tenant hereunder as and when due and such failure continues for a period of ten (10) days following written notice from Landlord to Tenant.

(b) A failure by Tenant to comply with the terms, covenants, conditions or provisions of this Lease, other than those described in Subparagraphs 12.1(a) or (c), where such failure continues for a period of thirty (30) days after written notice thereof by or on behalf of Landlord to Tenant; provided, however, that if the nature of Tenant’s failure is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be an Event of Default under this Lease by Tenant if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(c) The occurrence of any of the following events: (i) the making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant’s becoming a “debtor” as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 12.1(c) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

12.2 Remedies. If an Event of Default occurs hereunder, Landlord may at its option (but without obligation to do so), perform the duty or obligation subject to such Event of Default on Tenant’s behalf. The costs and expenses of any such performance by Landlord shall be due and payable by Tenant to Landlord upon invoice therefor together with reasonable supporting documentation. In an Event of Default under this Lease by Tenant (as defined in Paragraph 12.1), with or without further notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such Event of Default, Landlord may:

(a) Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant such damages as are caused by Tenant’s default, including all costs of recovering and reletting the Premises, and Tenant shall remain liable to Landlord for the total amount of Rent and all other charges (which shall be payable by Tenant as and when due under the terms of this Lease, unless Landlord elects to terminate this Lease in which event such amounts may, at Landlord’s election, be accelerated to be due and payable in full as of the date of default by Tenant and recoverable as damages in a lump sum in accordance with the terms of this subparagraph (a)) as would have been payable by Tenant hereunder for the remainder of the Lease Term. Should Landlord elect to terminate this Lease, then Landlord may recover from Tenant as damages: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus, (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the reasonable rental value of the Premises relative to such period; plus, (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the reasonable rental value of the Premises relative to such period; plus, (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom, including, but not limited to any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default and preparing the Premises for reletting to a new tenant; and (v) at Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the state where the Premises are situated. As used in subparagraphs (i), (ii) and (iii) above, the “worth at the time of award” is computed by discounting such amount using a discount factor equal to the discount rate of the Money Rate Section of the Wall Street Journal in effect on the date of acceleration, plus two percent (2%). For determining other charges, Landlord shall use such sums, if any, for the year of such termination as the basis for determining the amount which would have been due each year for the remaining portion of the term had it not been terminated.

(b) Continue the Lease without Tenant’s right to possession in effect after an Event of Default and recover rent as it becomes due; or

(c) Without terminating this Lease, and upon prior notice to Tenant, Landlord may, in Landlord’s own name but as agent for Tenant, peaceably enter into and upon and take possession of the Premises or any part thereof, and, at Landlord’s option, lawfully remove persons and property therefrom, and such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby unless caused by the negligence or willful misconduct of Landlord or Landlord’s agents and employees, and Landlord may rent the Premises or any portion thereof as the agent of Tenant with or without advertisement, and by private negotiations and for any term upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Premises. In such event, Landlord shall use commercially reasonable efforts to mitigate its damages. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than Base Rent and any other rent due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting; third, to the payment of Base Rent, additional rent, and other charges and sums then due and unpaid hereunder; and fourth, the residue, if any, shall be held by Landlord to the extent of and for application in payment of future sums as the same may become due and payable hereunder. In reletting the Premises as aforesaid, Landlord may grant rent concessions and Tenant shall not be credited therefor. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landlord’s option, be calculated and paid monthly. No such reletting shall be construed as an election by Landlord to terminate this Lease unless a written notice of such election has been given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

(d) Pursue any other remedy now or hereafter available to Landlord at law or in equity.

The expiration or termination of this Lease and/or the termination of Tenant’s right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof. Efforts by Landlord to mitigate damages caused by an Event of Default under this Lease shall not waive Landlord’s right to recover damages under this Paragraph 12.2. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Landlord’s interest under this Lease, shall not constitute a termination of the Tenant’s right to possession.

(e) In an Event of Default or breach by Tenant with respect to its obligations hereunder, Landlord shall be obligated to use commercially reasonable efforts to mitigate its damages.

12.3 Breach by Landlord. If Landlord shall fail to keep or to perform any of its obligations under this Lease with respect to the making of any payment to Tenant or the performance of any other Lease obligation, and upon the continuance of such failure on Landlord’s part for thirty (30) days (provided such 30-day notice and cure period shall be decreased, as reasonably required, in cases of emergency) after the delivery to Landlord (and any mortgagee of Landlord of which Tenant has notice) of notice of such default from Tenant (or, in the case of any such failure which cannot reasonably be cured within thirty (30) days but which is curable and providing such default condition does not create an emergency situation, within such additional period as may be reasonably required by Landlord or mortgagee to cure such failure, provided Landlord or mortgagee has promptly commenced such cure and thereafter diligently prosecutes such cure to completion), then Tenant shall be entitled to (i) cure such default of Landlord by performing the relevant obligations of Landlord on Landlord’s behalf, in which case Landlord shall reimburse Tenant within thirty (30) days of receiving an invoice from Tenant for such costs, for all reasonable costs expended by Tenant in performing such obligations and/or (ii) pursue all other remedies available to Tenant, at law or in equity, as a result of such default. In the event Tenant proceeds under clause (i) hereinabove and is not reimbursed for its costs within thirty (30) days of its delivery of an invoice to Landlord, Tenant shall be entitled to offset the amount of such unreimbursed costs against the rental of amounts next due and payable under this Lease.

13. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises or the acreage of the Land is so taken, Tenant may, by election to be exercised in writing within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises (or, if no portion of the Building is taken, by an amount which reflects the applicable reduction in utility of the Premises caused by the condemnation). Tenant acknowledges that its right to any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be subordinated to the rights of Landlord’s mortgagee, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any compensation applicable to Tenant’s interests in the Premises including, without limitation, loss of Tenant’s leasehold interest, Tenant’s relocation expenses and/or loss of Tenant’s Trade Fixtures, Tenant’s personal property and Tenant-Owned Alterations and Utility Installations and that Tenant’s rights to any award, while subordinated to the rights of Landlord’s mortgagee shall not be subordinated to the rights of Landlord. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall repair any damage to the Premises caused by such condemnation authority and restore same to a complete architectural unit.

14. Brokers’ Fees. Tenant and Landlord each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity is entitled to any commission or finder’s fee in connection with said transaction. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party, including any costs, expenses, and/or attorneys’ fees reasonably incurred with respect thereto.

15. Tenancy Statements. At any time and from time to time, either party, on or before the date specified in a request made by the other party, which date shall not be earlier than fifteen (15) days from the making of such request, shall execute, acknowledge and deliver to such other party a certificate (the “Tenancy Statement”) evidencing whether or not: (a) this Lease is in full force and effect; (b) this Lease has been amended in any way; (c) there are any existing defaults hereunder to the knowledge of such party and specifying the nature of such default, if any; and (d) the date to which rent has been paid. Each Tenancy Statement may be relied on by any prospective purchaser, transferee or sublessee of the Premises or of Landlord’s or Tenant’s interest hereunder or by any Lender or by any assignee of any such Lender.

16. Landlord’s Liability. The term “Landlord” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. The obligations and/or covenants in this Lease to be performed by the Landlord shall be binding only upon the Landlord as hereinabove defined. Landlord’s obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord’s interest in the Land and Premises, and Landlord shall not have any personal liability whatsoever with respect to this Lease.

17. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18. Interest on Past-Due Obligations. Any monetary payment due Landlord hereunder, other than late charges, not received by Landlord within ten (10) days following the notice from Landlord that such amount is past due, shall bear interest from the date due at the rate of ten percent (10%) per annum.

19. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

20. Rent Defined. All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

21. No Prior or other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

22. Notices.

22.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and shall be delivered in person (by hand or by messenger or courier service) or by certified or registered mail or U.S. Postal Service Express Mail or other nationally recognized overnight courier, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 22. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder, including any change of a change of address (or addressees) for invoices or payments hereunder, shall be addressed to the party to be notified at the address for such party specified below and delivered as follows:

If to Tenant:	Kyklos Bearing International, Inc.
2509 Hayes Avenue Sandusky, Ohio 44807 Attention: Plant Manager

If to Landlord:	2509 HAYES LLC
c/o: Avgeris & Associates, Inc. Suite 103
2500 South Highland Blvd. Lombard, Illinois 60148
Attention:

With a copy to:	Lawrence M. Freedman Esq.
Ash Anos Freedman & Logan LLC Suite 1211
77 W. Washington Street Chicago, Illinois 60602

22.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via hand delivery or overnight courier. If notice is deemed received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

23. Waivers. No waiver by either party of a default or breach of any term, covenant or condition hereof by the other party, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent default or breach by the other party of the same or any other term, covenant or condition hereof. Either party’s consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of such party’s consent to, or approval of, any subsequent or similar act by the other party, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Landlord’s knowledge of a default or breach at the time of accepting rent, the acceptance of rent by Landlord shall not be a waiver of any default or breach by Tenant of any provision hereof.

24. Recording. Upon request by Tenant, Landlord shall execute a Memorandum of Lease in form and substance reasonably requested by Tenant, which Tenant may record at Tenant’s sole cost and expense.

25. No Right to Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Tenant holds over in violation of this Paragraph 25 without Landlord’s consent, then the Base

Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant.

26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. Binding Effect; Choice of Law. The Lease shall be binding upon the parties hereto, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

28. Subordination and Attornment.

28.1 Subordination. As used herein, “Security Device” shall mean any ground lease, mortgage, security deed, or other hypothecation or security device, now or hereafter placed by Landlord upon the real property of which the Premises are a part. With respect to any Security Device which may constitute a lien upon the Premises during the Term, Tenant agrees that, subject to and only upon execution by Tenant and the relevant secured party of a subordination, nondisturbance and attornment agreement in form and content reasonably acceptable to Tenant and such secured party, Tenant’s interest in and to this Lease shall be subordinate to such Security Device.

28.2 Attornment. Upon receipt of a subordination, nondisturbance and attornment agreement in the form described above, executed by such secured party, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device.

29. Landlord’s Access; Showing Premises; Repairs. Landlord and Landlord’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times and upon reasonable prior notice for the purpose of showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises as are required by Landlord hereunder, provided that no such entry, alterations, repairs, improvements or additions shall have a material adverse effect on Tenant’s business operations at the Premises or Tenant’s access to the Premises. If, as a result of such entry, alterations, repairs, improvements or additions, a material adverse effect on Tenant’s business operations or Tenant’s access to the Premises shall occur, all Base Rent and any other amounts due under this Lease shall abate during the period of such material adverse effect.

30. Signs. Tenant may install from time to time such signs as are reasonably required to identify, advertise and promote Tenant or Tenant’s business so long as such signs comply with Applicable Requirements. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of Paragraph 6.

31. Authority. If either party hereto is a corporation, trust, limited liability company, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If either party is a corporation, trust, limited liability company, or partnership, such party shall, within thirty (30) days after request by the other party, deliver to the other party evidence satisfactory to the other party of such authority.

32. Offer. Preparation of this Lease by either Landlord or Tenant or Landlord’s agent or Tenant’s agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all parties hereto.

33. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification.

34. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Landlord or Tenant, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant.

35. Quiet Possession. Upon payment by Tenant of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant’s part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises from Landlord for the entire term hereof, without hindrance on the part of Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject to all of the provisions of this Lease.

36. Waiver of Landlord Lien. Landlord hereby waives and release all liens, right of distraint or security interests (whether arising by statute or at common law) in all property, chattels or merchandise which may be placed in or on the Premises and also upon all proceeds of insurance which may accrue to Tenant by reason of damage to or destruction of any such property, chattels or merchandise.

37. Substation Lease Agreement. Tenant acknowledges that the Premises is subject to that certain Substation Lease Agreement (the “Substation Lease”) by and between Landlord, as successor-in-interest to Delphi Corporation, and Ohio Edison Company. Tenant hereby agrees that during the Term of this Lease, Tenant shall perform all obligations of Lessee (as such term is defined in the Substation Lease) under the Substation Lease, including, without limitation, the payment of rent and other sums due thereunder.

38. Guaranty. KPS Special Situations Fund II (A), L.P., a Delaware limited partnership and KPS Special Situations Fund II, L.P., a Delaware limited partnership shall, collectively, contemporaneously with Tenant’s execution of the Lease, execute a Guaranty of Lease in the form attached hereto as Exhibit “E” and a Guaranty of Lease in the form attached hereto as Exhibit “F” (the “Second Guaranty”). Landlord agrees to accept from MC Capital Inc., a Delaware corporation a substitute Guaranty of Lease which shall be in the form of the Second Guaranty. Upon receipt of the substitute Guaranty of Lease from MC Capital Inc., Landlord shall release the Second Guaranty and the Second Guaranty shall be of no further force or effect.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto have executed this Lease on the dates specified above their respective signatures.

Executed on: August 1, 2008

TENANT

KYKLOS BEARING INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Mike Johnson
Name:	Mike Johnson
Title:	CFO

The parties hereto have executed this Lease on the dates specified above their respective signatures.

Executed on: August 7, 2008

LANDLORD

2509 HAYES LLC,

a Delaware limited liability company

By:	/s/ Stewart W. Mills
Name:	Stewart W. Mills
Title:	Manager

EXHIBIT A

PREMISES

[Attached hereto]

A-1

SEE SURVEY NUMBER 200800225-1 DATED 04/25/2008

Zoning Information

Items Corresponding to Schedule B

Utility Notes

LEGAL DESCRIPTION

SURVEY LEGAL DESCRIPTION

Legend of Symbols & Abbreviations

Statement of Encroachments

Miscellaneous Notes

Vicinity Map

ALTA/ACSM Land Title Survey

Bearings Project

Bock & Clark's National Surveyors Network
National Coordinators of ALTA/ACSM Land Title Surveys

Sheet 1 of 4

NORTH
PERKINS AVENUE
MATCHLINE (SEE SHEET 3)
Legend of Symbols & Abbreviations
Basis of Bearings
Bock & Clark's National Surveyors Network
National Coordinators of ALTA/ACSM Land Title Surveys
ALTA/ACSM LAND TITLE SURVEY
BEARINGS PROJECT
BOCK & CLARK
1-800-SURVEYS

NORTH
MATCHLINE (SEE SHEET 2)
MATCHLINE (SEE SHEET 2)
Legend of Symbols & Abbreviations
Bock & Clark's National Surveyors Network
National Coordinators of ALTA/ACSM Land Title Surveys
ALTA/ACSM LAND TITLE SURVEY
PREPARED FOR
BEARINGS PROJECT

NORTH
SCALE IN FEET
ASPHALT DRIVE

Bock & Clark's National Surveyors Network
National Coordinators of ALTA/ACSM Land Title Surveys

BOCK & CLARK
1-800-SURVEYS

ALTA/ACSM LAND TITLE SURVEY
PREPARED FOR
BEARINGS PROJECT
DATE: 4-25-08
BEARINGS PROJECT NO. 200800225-1
Sheet 4 of 4

EXHIBIT B

Time Period	Annual Base Rent	Monthly Base Rent Installment
Lease Year 1	N/A	N/A
Lease Year 2	$3,162,500.00	$263,541.66
Lease Year 3	$3,241,562.50	$270,130.21
Lease Year 4	$3,322,601.56	$276,883.46
Lease Year 5	$3,405,666.60	$283,805.55
Lease Year 6	$3,490,808.27	$290,900.69
Lease Year 7	$3,578,078.48	$298,173.21
Lease Year 8	$3,667,530.44	$305,627.54
Lease Year 9	$3,759,218.70	$313,268.23
Lease Year 10	$3,853,199.17	$321,099.93
Lease Year 11	$3,949,529.15	$329,127.43
Lease Year 12	$4,048,267.38	$337,355.62
Lease Year 13	$4,149,474.06	$345,789.51
Lease Year 14	$4,253,210.91	$354,434.24
Lease Year 15	$4,359,541.18	$363,295.10
Lease Year 16	$4,468,529.71	$372,377.48
Lease Year 17	$4,580,242.95	$381,686.91
Lease Year 18	$4,694,749.02	$391,229.09
Lease Year 19	$4,812,117.75	$401,009.81
Lease Year 20	$4,932,420.69	$411,035.06
Lease Year 21	$5,055,731.21	$421,310.93
Lease Year 22	$5,182,124.49	$431,843.71
Lease Year 23	$5,311,677.60	$442,639.80
Lease Year 24	$5,444,469.54	$453,705.80
Lease Year 25	$5,580,581.28	$465,048.44

B-1

For purpose of this Exhibit B, a “Lease Year” shall mean a period of twelve (12) consecutive calendar months. The first full Lease Year shall commence on the Commencement Date and each succeeding Lease Year shall commence upon the anniversary date of the first Lease Year.

B-2

EXHIBIT “B”

BASE RENT

Original Term:

YEAR	ANNUAL	MONTHLY	PSF
1	$3,162,500.00	$263,541.67	$2.39
2	$3,241,562.50	$270,130.21	$2.45
3	$3,322,601.56	$276,883.46	$2.51
4	$3,405,666.60	$283,805.55	$2.58
5	$3,490,808.27	$290,900.69	$2.64
6	$3,578,078.47	$298,173.21	$2.71
7	$3,667,530.44	$305,627.54	$2.77
8	$3,759,218.70	$313,268.22	$2.84
9	$3,853,199.16	$321,099.93	$2.91
10	$3,949,529.14	$329,127.43	$2.99
11	$4,048,267.37	$337,355.61	$3.06
12	$4,149,474.06	$345,789.50	$3.14
13	$4,253,210.91	$354,434.24	$3.22
14	$4,359,541.18	$363,295.10	$3.30
15	$4,468,529.71	$372,377.48	$3.38
16	$4,580,242.95	$381,686.91	$3.46
17	$4,694,749.03	$391,229.09	$3.55
18	$4,812,117.75	$401,009.81	$3.64
19	$4,932,420.69	$411,035.06	$3.73
20	$5,055,731.21	$421,310.93	$3.82
21	$5,182,124.49	$431,843.71	$3.92
22	$5,311,677.60	$442,639.80	$4.02
23	$5,444,469.54	$453,705.80	$4.12
24	$5,580,581.28	$465,048.44	$4.22
25	$5,720,095.82	$476,674.65	$4.33

B-1

Exhibit C

SITE PLAN

[Attached hereto]

C-1

SITE PLAN

Exhibit D

LEGAL DESCRIPTION OF LAND

Situated in the Township of Perkins, County of Erie and State of Ohio: Being that part of the Mitchell 1369 acre tract, so-called, in Section No. Three (3) Township six (6) North, Range Twenty-three (23) west, bounded and described as follows: Beginning at the intersection of the north line of Perkins Township and the centerline of the Columbus-Sandusky Road of Hayes Avenue, so-called, running thence North 87°11’ west along the north line of Perkins Township, a distance of 3167.00 feet the northeast corner of a 5.65 acre parcel of land conveyed to Scott Perkson by deed dated January 16, 1915 and recorded in Volume 101 of Deeds, Page 152, Erie County Ohio Records said point being 417.6 feet easterly measured along the north line of Perkins Township from its intersection with the centerline of the Old Railroad Road so-called; thence South 27°38’ west along the east line of said 5.65 acre parcel conveyed to Scott Perkson as aforesaid and parallel with the centerline of the Old Railroad Road, a distance of 630.83 feet to the north line of an 8.00 acre parcel of land now or formerly owned by Jay K. Schoewe and Helen M. Schoewe; thence south 89°49’ east along the north line of said 8.00 acre parcel now or formerly owned by Jay K. Schoewe and Helen M. Schoewe, a distance of 323.80 feet to the northeast corner thereof; thence along the east line of said 8.0 acre parcel now or formerly owned by Jay K. Schoewe and Helen M. Schoewe; South 29°11’ west a distance of 318.44 feet; thence South 00°01’ west a distance of 246.70 feet to the north line of a 17.50 acre parcel of land conveyed to Gottleib Epple by deed dated January 7, 1902 and recorded in Volume 71 of Deeds, Page 249, Erie County Ohio Records; thence North 87°36’ west along said last mentioned line same being the south line of said 8.00 acre parcel of land now or formerly owned by Jay K. Schoewe and Helen M. Schoewe, a distance of 853.52 feet to the centerline of the Old Railroad Road, so-called; thence South 27°37’ west along the centerline of said Old Railroad Road, a distance of 550.33 feet, the northwest corner of a 25.00 acre parcel of land conveyed to George Homegardner and Hiram A. Arnold by deed dated February 24, 1849 and recorded in Volume 7 of Deeds, Page 192, Erie County Ohio Records; thence South 87°13’ east along the north line of said 25.00 acre parcel conveyed to George Homegardner and Hiram A. Arnold as aforesaid, a distance of 1792.52 feet to the northeast corner thereof; thence South 00°03’ east along the east line of said 25.00 acre parcel conveyed to George Homegardner and Hiram A. Arnold as aforesaid a distance of 570.00 feet to the north line of a 30.00 acre parcel of land conveyed to H.W. Otto by deed dated December 12, 1913 and recorded in Volume 98 of Deeds, Page 347, Erie County Ohio Records; thence South 86°55’30” east along the north line of said 30.00 acre parcel conveyed to H.W. Otto as aforesaid, a distance of 1793.18 feet to the centerline of the Columbus-Sandusky Road; thence North 20°52’ east along the centerline of the Columbus-Sandusky Road, a distance of 2284.38 feet to the place of beginning, containing 145.648 acres more or less according to a survey made by Judson Civil Engineering Co., dated December 5, 1944 and recorded in Volume 11 of Plats, Page 21, Erie County Ohio Records but subject to all legal highways known as Perkins Avenue, Columbus-Sandusky Road or Hayes Avenue and Old Railroad Road.

EXCEPTING THEREFROM a 10.0182 acre parcel as conveyed to Ohio Edison Company by deed dated September 7, 1966 and recorded in Volume 369 of Deeds, Page 261, and described as follows:

Situated in the Township of Perkins, County of Erie, and State of Ohio: Being that part of the Mitchell 1369 Acre Tract in Section 3, as follows:

Beginning at an iron pin monument in the center line of Old Railroad Road, South 27°37’ West, 17.57 feet from its intersection with the North line of Perkins Township, the same point of beginning at a Southwest corner of lands now owned by General Motors Corporation; thence South 87°13’ East, along said General Motors Corporation South line, the same being the Northerly line of lands nor or formerly owned by Roy Homegardner and Louis Fieg, a distance of 985.00 feet to the Easterly line of the Ohio Edison Company easement for transmission lines, thence North 2°58’30” East, along last mentioned line, a distance of 504.49 feet to a Northerly line of General Motors Corporation lands; thence North 87°36’ West, along last mentioned line, a distance of 755.58 feet to the center line of Old Railroad Road; thence South 27°37’ West, along the center line of Old Railroad Road, a distance of 550.33 feet to the place of beginning and containing 10.0182 acres, more or less.

ALSO EXCEPTING an 0.0034 acre parcel as conveyed to Board of County Commissioners of Erie County Ohio by deed dated September 10, 1975 and recorded in Volume 445 of Deeds, Page 489 and described as follows:

Situate in the township of Perkins, County of Erie and State of Ohio, and in Section 3, Town 6 North, Range 23 West, and bounded and described as follows: Being a parcel of land lying on the right side of the centerline of a survey, made by the Department of Highways, and recorded in Book 14, Pages 99 and 100, of the records of Erie County and being located within the following described points in the boundary thereof; Beginning at a monument in the centerline of said survey being Station 171+22.08 Perkins Avenue and centerline Station 10+00.00 Hayes Avenue; Thence along said centerline of Hayes Avenue South 16°41’41” West a distance of 63.07 feet to a point in said centerline of Hayes Avenue being 60.00 feet right of Station 171+02.67; Thence along a line being parallel to said centerline of Perkins Avenue, South 88°44’34” West a distance of 52.56 feet to a point in the intersection of the proposed southerly right-of-way line of Perkins Avenue and the existing westerly right-of-way line of Hayes Avenue; being 60.00 feet right of Station 170+50.11; thence along said proposed Southerly right-of-way line North 46°24’46” West a distance of 21.27 feet to a point in the existing South right-of-way line of Perkins Avenue being 45.00 feet right of Station 170+35.00; thence along a line being perpendicular to said existing South right-of-way North 01°15’26” West a distance of 45.00 feet to a point in the centerline of survey being Station 170+35+00; Thence along said centerline of survey North 88°44’34” East a distance of 87.08 feet to the place of beginning.

ALSO EXCEPTING an 0.104 acre parcel as conveyed to Board of County Commissioners of Erie County, Ohio by deed dated September 10, 1975 and recorded in Volume 445 of Deeds, Page 494 and described as follows:

Situated in the township of Perkins, County of Erie, State of Ohio, and in Section 3, Town 6 North, Range 23 West, and bounded and described as follows:

Being a parcel of land lying on the right side of the centerline of a survey, made by the Department of Highways, and recorded in Book 14, Pages 99 and 100, of the records of Erie County and being located within the following described points in the Boundary thereof: Beginning, for reference, at a monument in the centerline of said survey being Station 158.18.80; thence along said centerline of survey North 88°44’34” East a distance of 71.20 feet to a point in said centerline of survey being Station 158+90.00 and also being the True Place of Beginning; Thence along a line being perpendicular to said centerline of survey South 01°15’26” East a distance of 45.00 feet to a point in the intersection of the existing South right-of-way line of Perkins Avenue and the proposed southerly right-of-way line of Perkins Avenue being 45.00 feet right of Station 158+90.00; thence along said proposed southerly right-of-way line for the following four (4) courses and distances:

(1)	South 57°46’45” West a distance of 29.16 feet to an angle point being 60.00 feet right of Station 158+65.00;

(2)	South 01°15’26” East a distance of 35.00 feet to an angle point being 95.00 feet right of Station 158+65.00;

(3)	South 88°44’34” East a distance of 80.00 feet to an angle point being 95.00 feet right of Station 157+85.00;

(4)	North 17°57’23” West a distance of 52.20 feet to a point in said existing south right-of-way line of Perkins Avenue being 45.00 feet right of Station 157+70.00; Thence along a line being perpendicular to said existing right-of-way line North 01°15’26” West a distance of 45.00 feet to a point in said centerline of survey being Station 157+70.00; thence along said centerline of survey North 88°44’34” East a distance of 120.00 feet to the True Place of Beginning.

ALSO EXCEPTING a 5.0541 acre parcel as conveyed to Perkins IV Corner Ltd., by deed dated June 4, 2003 and recorded as Erie County Recording Number 200310728 and described as follows:

Situated in the Township of Perkins, County of Erie and State of Ohio and being part of a 113.6034 acre parcel deeded to Delphi Automotive Systems LLC as recorded in RN9901322, also being part of the Mitchell 1.369 acre tract, Section 3, Township 6 North, Range 23 West, and being more particularly described as follows: Beginning at an iron pipe found in a monument box at the intersection of the centerline of Hayes Avenue (State Route 4, 80 feet in width) and Perkins Avenue (County Road 5, 80 feet in width) said point being the true point of beginning of the herein described parcel; thence South 16°50’45” west with the centerline of said Hayes Avenue and the East line of said 133.6034 acre parcel, a distance of 597.42 feet to a PK nail set; thence crossing said 133.6034 acre parcel with the following six (6) courses:

(1)	North 73°09’15” west, a distance of 50.00 feet to an iron pin set, said point on the west right-of-way of Hayes Avenue;

(2)	With a non-tangent curve to the left having a radius of 20.00 feet, central angle of 106°56’55”, arc length of 37.33 feet, chord bearing North 36°37’43” west and distance of 32.14 feet to an iron pin set;

(3)	South 89°53’50” west, a distance of 142.47 feet to an iron pin set;

(4)	North 01°15’26” west, a distance of 273.23 feet to an iron pin set;

(5)	South 88°44’34” west, with a line parallel to and 250 feet south as measured at right angles to the centerline of said Perkins Avenue, a distance of 225.00 feet to an iron pin set;

(6)	North 01°15’26” west, a distance of 250.00 feet to a PK nail set, said point being on the centerline of said Perkins Avenue, passing an iron pin set at a distance of 205.00 feet on the south right-of-way line of said Perkins Avenue also being the North 88°44’34” east, a distance of 684.12 feet from an iron pipe found in a monument box at the centerline of Camp Street;

Thence North 88°44’34” east with the centerline of said Perkins Avenue also being the north line of said 133.6034 acre parcel, a distance of 619.21 feet to an iron pin found; said point being the true point of beginning of the herein described parcel containing 5.0541 acres (220,160 SF), more or less.

CONTAINING EXCLUSIVE OF SAID EXCEPTIONS, 128.5493 acres more or less, but subject to all legal highways.

Exhibit E

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this “Guaranty”) is given as of the 7th day of August, 2008, by KPS Special Situations Fund II (A), L.P., a Delaware limited partnership, and KPS Special Situations Fund II, L.P., a Delaware limited partnership (collectively, “Guarantor”) to 2509 HAYES LLC, a Delaware limited liability company (“Landlord”).

As an inducement to Landlord to enter into that certain Lease (the “Lease”) dated as of August 7, 2008 between Landlord and Kyklos Bearing International, Inc., a Delaware corporation (“Tenant”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2. Guaranty. Guarantor hereby unconditionally, and jointly and severally, guarantees to Landlord, subject to the terms of this Guaranty and to the limitations set forth herein, the full, prompt and complete payment of ninety-three and one-half percent (93.5%) of the first four and one-half (4.5) years of Base Rent due and payable by Tenant under the Lease, which is an amount equal to $10,686,580.03 (the “Guaranteed Rent”). The total amount of Base Rent payable by Tenant during the first four and one-half (4.5) years of the Term is $11,429,497.36. The Guaranteed Rent shall be reduced in accordance with the provisions of Section 3 of this Guaranty. If Tenant fails to pay any portion of the Guaranteed Rent, as same becomes due and payable pursuant to the terms of the Lease, Guarantor shall pay such portion of Guaranteed Rent within thirty (30) days after Guarantor’s receipt of written notice of Tenant’s default under the Lease from Landlord. Guarantor waives any right to require Landlord to proceed first against Tenant or to exhaust any remedy Landlord may have against Tenant under the Lease or with respect to any security granted by Tenant under the Lease before proceeding against Guarantor.

3. Reduction of Guaranteed Rent. Notwithstanding anything to the contrary contained herein, the total amount of the Guaranteed Rent guarantied under this Guaranty shall be capped at $10,686,580.03, which amount represents 93.5% of the total amount of Base Rent due pursuant to the Lease for the first four and one-half (4.5) years of the Term. Provided no Event of Default has occurred and is continuing under the Lease, then after the first three (3) months of payment of Base Rent by Tenant pursuant to the Lease (beginning on the Rent Commencement Date), the Guaranteed Rent shall be automatically reduced by an amount equal to 93.5% of Base Rent due and payable for the first six (6) months of the Lease after the Rent Commencement Date (i.e., if no Event of Default has occurred and is continuing and Tenant has paid Base Rent in accordance with the Lease for the first three (3) months of the Lease after the Rent Commencement Date, at the end of such three (3) month period, the Guaranteed Rent shall be automatically reduced by $1,478,468.75, which amount represents 93.5% of the Base Rent due during months thirteen (13) through eighteen (18) of the Term). Thereafter, for each subsequent six (6) month period of the Lease, provided no Event of Default has occurred and is continuing under the Lease during the applicable six (6) month period, then for each six (6) month period of the Term, the Guaranteed Rent shall be automatically reduced by 93.5% of the total amount of Base Rent paid under the Lease for such six (6) month period. For example, if after the fourth six (6) month period of the Term, no Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $1,478,468.75, which amount represents 93.50% of the Base Rent due during months nineteen (19) through twenty-four (24) of the Term; likewise, if after the fifth six (6) month period of the Term, no Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $1,535,430.47, which amount represents 93.5% of the Base Rent due during months twenty-five (25) through thirty (30) of the Term, and so on. In the event the Base Rent payable in a given six (6) month period equals an amount greater than the amount remaining as Guaranteed Rent, the Guaranteed Rent shall be reduced by such remaining amount such that the Guaranteed Rent shall be reduced to zero dollars ($0) and this Guaranty shall automatically terminate.

4. Right to Assert Defenses.

A. Except as provided in subparagraph (B) of this Section, Guarantor shall have the benefit of and shall be entitled to assert with respect to its obligations hereunder any and all rights, claims, counterclaims, offsets and defenses available to Tenant with respect to the Guaranteed Rent or which Tenant is otherwise entitled to assert against Landlord.

B. The duties and obligations of Guarantor hereunder shall not be affected by, and Guarantor hereby waives any defense based on, the Tenant’s becoming insolvent or being adjudicated a bankrupt, or filing a petition for reorganization, liquidation, or for the adjustment of debts or for similar relief under any present or future provision of the Bankruptcy Code, or the issuance by a court of an order for relief in the case of a petition being filed by a creditor or creditors of Tenant, or the seeking by Tenant of a judicial readjustment of the rights of its creditors under any present or future federal or state law, or the appointment of a receiver or trustee of all or part of Tenant’s property and assets by any state or federal court.

5. Waiver. Guarantor hereby waives notice of acceptance of this Guaranty and hereby waives notice of any amendment of any Guaranteed Rent (including any amendment of the Lease) and the granting of any indulgence or extension of time to Tenant to perform under the Lease. Guarantor hereby also waives any and all other notices which by law or under the terms and provisions of the Lease are required to be given to Tenant, any demand for or notice of default in the payment of any sums payable by Tenant under the Lease or in the performance of all and singular the terms, covenants, conditions and provisions in the Lease required to be performed by Tenant, except as specifically set forth in Section 1 hereof. Guarantor shall not be liable for modification, amendment, change or extension of any of the terms, covenants or conditions of the Lease which Tenant (which term shall include, without limitation, a trustee in bankruptcy) and Landlord may hereafter make without Guarantor’s written consent.

6. Default of Tenant. If because of Tenant’s default, the Lease is terminated, then Landlord shall notify Guarantor thereof and if Guarantor would otherwise have continuing liability to Landlord hereunder, then at Guarantor’s sole option upon written notice to Landlord to be delivered within ten (10) business days of receipt of notice that the Lease has been terminated, Landlord shall enter into a new lease with Guarantor (or an affiliate of Guarantor other than Tenant) for the balance of the term of the Lease (including option periods), on the same terms as are set forth in the Lease, and such new lease shall continue as a direct lease between Landlord and Guarantor or its affiliate (as tenant). As a condition of Landlord’s obligation to enter into the new lease, Guarantor shall cure all monetary defaults, and other defaults capable of being cured, and shall reimburse Landlord for any costs incurred by Landlord in connection with such default, including reasonable attorneys’ fees and court costs.

7. Notices. All notices. consents, requests and approvals (collectively, “Notices”) required or permitted hereunder shall only be effective if in writing. All Notices shall be sent by Federal Express, Airborne or similar express courier which delivers only upon signed receipt of the addressee, by facsimile or by certified mail, with return receipt requested. Notices to Guarantor shall be sent to [KPS Capital Partners, L.P., 485 Lexington Avenue, 31st Floor, New York, NY 10017], marked for the attention of [Stephen Hoey, Chief Financial Officer], with a copy to [Jenner & Block LLP, 330 North Wabash Avenue, Chicago, Illinois 60611], marked for the attention of [Edward Neveril] or to such other addresses as Guarantor may later designate by notice to Landlord. All notices to Landlord shall be sent to the notice address set forth in the Lease, or to such other address as Landlord may later designate by notice to Guarantor. All notices shall be effective upon the date of receipt by the addressee thereof as shown on the return or courier receipt of the notice, on the facsimile confirmation page, or the certified mail receipt, as applicable.

8. Separate Actions. The agreements, obligations, warranties and representations of Guarantor hereunder are independent of the obligations of Tenant. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against the undersigned, whether Tenant is joined therein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults. Landlord’s right hereunder shall not be exhausted by its exercise of any of its rights or remedies until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

9. Savings Clause. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

10. Successors and Assigns. This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind the heirs, executors, administrators, successors, and assigns of Guarantor and any parties constituting Guarantor.

11. Waiver in Writing. No provision of this Guaranty or right of Landlord hereunder can be waived nor can Guarantor be released from Guarantor’s obligations hereunder except by a writing duly executed by Landlord and except as specifically provided for herein.

12. Attorneys Fees. If it becomes necessary for Landlord to employ counsel to enforce the obligations of Guarantor hereunder, then, to the extent permitted by law, all reasonable attorneys’ fees and expenses in connection therewith of the prevailing party in any action instituted shall be paid by the other party.

13. General. Guarantor will not exercise any right of subrogation with respect to any payment made hereunder unless and until all Guaranteed Rent shall have been paid in full; if any payment is made to Guarantor on account of such subrogation rights at any time when the Guaranteed Rent have not been paid in full, any amounts so paid shall be forthwith paid to

Landlord to be applied to any of the Guaranteed Rent. This Guaranty may be amended only in writing signed by Guarantor and Landlord. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Landlord and its successors and assigns.

Executed as of the date first above written.

KPS SPECIAL SITUATIONS FUND II (A), L.P. a Delaware limited partnership

By:
Name:
Its:

KPS SPECIAL SITUATIONS FUND II, L.P., a Delaware limited partnership

By:
Name:
Its:

State of _____________

_______________ County

I, ____________________, a Notary Public for said County and State, do hereby certify that ___________________ personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the _____ day of ______________, 2008.

(Official Seal)	_________________________________________________________________
Notary Public

My commission expires:

________________________, 2008

State of ________________

__________________ County

I, _____________________, a Notary Public for said County and State, do hereby certify that __________________ personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the _____ day of ______________, 2008.

(Official Seal)	_________________________________________________________________
Notary Public

My commission expires:

______________________, 2008

Exhibit F

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this “Guaranty”) is given as of the 7th day of August, 2008, by KPS Special Situations Fund II (A), L.P., a Delaware limited partnership, and KPS Special Situations Fund II, L.P., a Delaware limited partnership (collectively, “Guarantor”) to 2509 HAYES LLC, a Delaware limited liability company (“Landlord”).

As an inducement to Landlord to enter into that certain Lease (the “Lease”) dated as of August 7, 2008 between Landlord and Kyklos Bearing International, Inc., a Delaware corporation (“Tenant”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2. Guaranty. Guarantor hereby unconditionally, and jointly and severally, guarantees to Landlord, subject to the terms of this Guaranty and to the limitations set forth herein, the full, prompt and complete payment of six and one-half percent (6.5%) of the first four and one-half (4.5) years of Base Rent due and payable by Tenant under the Lease, which is an amount equal to $742,917.33 (the “Guaranteed Rent”). The total amount of Base Rent payable during the first four and one-half (4.5) years of the Term is $11,429,497.36. The Guaranteed Rent shall be reduced in accordance with the provisions of Section 3 of this Guaranty. If Tenant fails to pay any portion of the Guaranteed Rent, as same becomes due and payable pursuant to the terms of the Lease, Guarantor shall pay such portion of Guaranteed Rent within thirty (30) days after Guarantor’s receipt of written notice of Tenant’s default under the Lease from Landlord. Guarantor waives any right to require Landlord to proceed first against Tenant or to exhaust any remedy Landlord may have against Tenant under the Lease or with respect to any security granted by Tenant under the Lease before proceeding against Guarantor.

3. Reduction of Guaranteed Rent. Notwithstanding anything to the contrary contained herein, the total amount of the Guaranteed Rent shall be capped at $742,917.33, which amount represents 6.5% of the total amount of Base Rent due pursuant to the Lease for the first four and one-half (4.5) years of the Term. Provided no Event of Default has occurred and is continuing under the Lease, then after the first three (3) months of payment of Base Rent by Tenant pursuant to the Lease (beginning on the Rent Commencement Date), the Guaranteed Rent shall be automatically reduced by an amount equal to 6.5% of the Base Rent due and payable for the first six (6) months of the Lease after the Rent Commencement Date (i.e., if no Event of Default has occurred and is continuing and Tenant has paid Base Rent in accordance with the Lease for the first three (3) months of the Lease after the Rent Commencement Date, at the end of such three (3) month period, the Guaranteed Rent shall be automatically reduced by $102,781.25, which amount represents 6.5% of the Base Rent due during months thirteen (13) through eighteen (18) of the Term). Thereafter, for each subsequent six (6) month period of the Lease, provided no Event of Default has occurred and is continuing under the Lease during the applicable six (6) month period, then for each six (6) month period of the Term, the Guaranteed Rent shall be automatically reduced by the total amount of Base Rent paid under the Lease for such six (6) month period. For example, if after the fourth six (6) month period of the Term, no

Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $102,781.25, which amount represents 6.5% of the Base Rent due during months nineteen (19) through twenty-four (24) of the Term; likewise, if after the fifth six (6) month period of the Term, no Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $105,350.78, which amount represents 6.5% of the Base Rent due during months twenty-five (25) through thirty (30) of the Term, and so on. In the event the Base Rent payable in a given six (6) month period equals an amount greater than the amount remaining as Guaranteed Rent, the Guaranteed Rent shall be reduced by such remaining amount such that the Guaranteed Rent shall be reduced to zero dollars ($0) and this Guaranty shall automatically terminate.

4. Right to Assert Defenses.

A. Except as provided in subparagraph (B) of this Section, Guarantor shall have the benefit of and shall be entitled to assert with respect to its obligations hereunder any and all rights, claims, counterclaims, offsets and defenses available to Tenant with respect to the Guaranteed Rent or which Tenant is otherwise entitled to assert against Landlord.

B. The duties and obligations of Guarantor hereunder shall not be affected by, and Guarantor hereby waives any defense based on, the Tenant’s becoming insolvent or being adjudicated a bankrupt, or filing a petition for reorganization, liquidation, or for the adjustment of debts or for similar relief under any present or future provision of the Bankruptcy Code, or the issuance by a court of an order for relief in the case of a petition being filed by a creditor or creditors of Tenant, or the seeking by Tenant of a judicial readjustment of the rights of its creditors under any present or future federal or state law, or the appointment of a receiver or trustee of all or part of Tenant’s property and assets by any state or federal court.

5. Waiver. Guarantor hereby waives notice of acceptance of this Guaranty and hereby waives notice of any amendment of any Guaranteed Rent (including any amendment of the Lease) and the granting of any indulgence or extension of time to Tenant to perform under the Lease. Guarantor hereby also waives any and all other notices which by law or under the terms and provisions of the Lease are required to be given to Tenant, any demand for or notice of default in the payment of any sums payable by Tenant under the Lease or in the performance of all and singular the terms, covenants, conditions and provisions in the Lease required to be performed by Tenant, except as specifically set forth in Section 1 hereof. Guarantor shall not be liable for modification, amendment, change or extension of any of the terms, covenants or conditions of the Lease which Tenant (which term shall include, without limitation, a trustee in bankruptcy) and Landlord may hereafter make without Guarantor’s written consent.

6. Default of Tenant. If because of Tenant’s default, the Lease is terminated, then Landlord shall notify Guarantor thereof and if Guarantor would otherwise have continuing liability to Landlord hereunder, then at Guarantor’s sole option upon written notice to Landlord to be delivered within ten (10) business days of receipt of notice that the Lease has been terminated, Landlord shall enter into a new lease with Guarantor (or an affiliate of Guarantor other than Tenant) for the balance of the term of the Lease (including option periods), on the same terms as are set forth in the Lease, and such new lease shall continue as a direct lease between Landlord and Guarantor or its affiliate (as tenant). As a condition of Landlord’s obligation to enter into the new lease, Guarantor shall cure all monetary defaults, and other defaults capable of being cured, and shall reimburse Landlord for any costs incurred by Landlord in connection with such default, including reasonable attorneys’ fees and court costs.

7. Notices. All notices, consents, requests and approvals (collectively, “Notices”) required or permitted hereunder shall only be effective if in writing. All Notices shall be sent by Federal Express, Airborne or similar express courier which delivers only upon signed receipt of the addressee, by facsimile or by certified mail, with return receipt requested. Notices to Guarantor shall be sent to [KPS Capital Partners, L.P., 485 Lexington Avenue, 31st Floor, New York, NY 10017], marked for the attention of [Stephen Hoey, Chief Financial Officer], with a copy to [Jenner & Block LLP, 330 North Wabash Avenue, Chicago, Illinois 60611], marked for the attention of [Edward Neveril] or to such other addresses as Guarantor may later designate by notice to Landlord. All notices to Landlord shall be sent to the notice address set forth in the Lease, or to such other address as Landlord may later designate by notice to Guarantor. All notices shall be effective upon the date of receipt by the addressee thereof as shown on the return or courier receipt of the notice, on the facsimile confirmation page, or the certified mail receipt, as applicable.

8. Separate Actions. The agreements, obligations, warranties and representations of Guarantor hereunder are independent of the obligations of Tenant. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against the undersigned, whether Tenant is joined therein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults. Landlord’s right hereunder shall not be exhausted by its exercise of any of its rights or remedies until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

9. Savings Clause. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

10. Successors and Assigns. This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind the heirs, executors, administrators, successors, and assigns of Guarantor and any parties constituting Guarantor. Landlord agrees to accept a substitute guaranty of lease (“Substitute Guaranty”) in the form of this Guaranty from MC Capital Inc., a Delaware corporation (“Substitute Guarantor”). Upon delivery by the Substitute Guarantor of the Substitute Guaranty, this Guaranty shall terminate and be of no further force or effect.

11. Waiver in Writing. No provision of this Guaranty or right of Landlord hereunder can be waived nor can Guarantor be released from Guarantor’s obligations hereunder except by a writing duly executed by Landlord and except as specifically provided for herein.

12. Attorneys Fees. If it becomes necessary for Landlord to employ counsel to enforce the obligations of Guarantor hereunder, then, to the extent permitted by law, all reasonable attorneys’ fees and expenses in connection therewith of the prevailing party in any action instituted shall be paid by the other party.

13. General. Guarantor will not exercise any right of subrogation with respect to any payment made hereunder unless and until all Guaranteed Rent shall have been paid in full; if any payment is made to Guarantor on account of such subrogation rights at any time when the Guaranteed Rent have not been paid in full, any amounts so paid shall be forthwith paid to Landlord to be applied to any of the Guaranteed Rent. This Guaranty may be amended only in writing signed by Guarantor and Landlord. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Landlord and its successors and assigns.

Executed as of the date first above written.

KPS SPECIAL SITUATIONS FUND II (A), L.P. a Delaware limited partnership

By:
Name:
Its:

KPS SPECIAL SITUATIONS FUND II, L.P., a Delaware limited partnership

By:
Name:
Its:

State of _____________

_______________ County

I, ____________________, a Notary Public for said County and State, do hereby certify that ___________________ personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the _____ day of ______________, 2008.

(Official Seal)	_________________________________________________________________
Notary Public

My commission expires:

________________________, 2008

State of ________________

__________________ County

I, _____________________, a Notary Public for said County and State, do hereby certify that __________________ personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the _____ day of ______________, 2008.

(Official Seal)	_________________________________________________________________
Notary Public

My commission expires:

______________________, 2008

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this “Guaranty”) is given as of the 7th day of August, 2008, by KPS Special Situations Fund II (A), L.P., a Delaware limited partnership, and KPS Special Situations Fund II, L.P., a Delaware limited partnership (collectively, “Guarantor”) to 2509 HAYES LLC, a Delaware limited liability company (“Landlord”).

As an inducement to Landlord to enter into that certain Lease (the “Lease”) dated as of August 7, 2008 between Landlord and Kyklos Bearing International, Inc., a Delaware corporation (“Tenant”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2. Guaranty. Guarantor hereby unconditionally, and jointly and severally, guarantees to Landlord, subject to the terms of this Guaranty and to the limitations set forth herein, the full, prompt and complete payment of ninety-three and one-half percent (93.5%) of the first four and one-half (4.5) years of Base Rent due and payable by Tenant under the Lease, which is an amount equal to $10,686,580.03 (the “Guaranteed Rent”). The total amount of Base Rent payable by Tenant during the first four and one-half (4.5) years of the Term is $11,429,497.36. The Guaranteed Rent shall be reduced in accordance with the provisions of Section 3 of this Guaranty. If Tenant fails to pay any portion of the Guaranteed Rent, as same becomes due and payable pursuant to the terms of the Lease, Guarantor shall pay such portion of Guaranteed Rent within thirty (30) days after Guarantor’s receipt of written notice of Tenant’s default under the Lease from Landlord. Guarantor waives any right to require Landlord to proceed first against Tenant or to exhaust any remedy Landlord may have against Tenant under the Lease or with respect to any security granted by Tenant under the Lease before proceeding against Guarantor.

3. Reduction of Guaranteed Rent. Notwithstanding anything to the contrary contained herein, the total amount of the Guaranteed Rent guarantied under this Guaranty shall be capped at $10,686,580.03, which amount represents 93.5% of the total amount of Base Rent due pursuant to the Lease for the first four and one-half (4.5) years of the Term. Provided no Event of Default has occurred and is continuing under the Lease, then after the first three (3) months of payment of Base Rent by Tenant pursuant to the Lease (beginning on the Rent Commencement Date), the Guaranteed Rent shall be automatically reduced by an amount equal to 93.5% of Base Rent due and payable for the first six (6) months of the Lease after the Rent Commencement Date (i.e., if no Event of Default has occurred and is continuing and Tenant has paid Base Rent in accordance with the Lease for the first three (3) months of the Lease after the Rent Commencement Date, at the end of such three (3) month period, the Guaranteed Rent shall be automatically reduced by $1,478,468.75, which amount represents 93.5% of the Base Rent due during months thirteen (13) through eighteen (18) of the Term). Thereafter, for each subsequent six (6) month period of the Lease, provided no Event of Default has occurred and is continuing under the Lease during the applicable six (6) month period, then for each six (6) month period of the Term, the Guaranteed Rent shall be automatically reduced by 93.5% of the total amount of Base Rent paid under the Lease for such six (6) month period. For example, if after the fourth six (6) month period of the Term, no Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $1,478,468.75, which amount represents 93.50% of the Base Rent due during months nineteen (19) through twenty-four (24) of the Term; likewise, if after the fifth six (6) month period of the Term, no Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $1,535,430.47, which amount represents 93.5% of the Base Rent due during months twenty-five (25) through thirty (30) of the Term, and so on. In the event the Base Rent payable in a given six (6) month period equals an amount greater than the amount remaining as Guaranteed Rent, the Guaranteed Rent shall be reduced by such remaining amount such that the Guaranteed Rent shall be reduced to zero dollars ($0) and this Guaranty shall automatically terminate.

4. Right to Assert Defenses.

A. Except as provided in subparagraph (B) of this Section, Guarantor shall have the benefit of and shall be entitled to assert with respect to its obligations hereunder any and all rights, claims, counterclaims, offsets and defenses available to Tenant with respect to the Guaranteed Rent or which Tenant is otherwise entitled to assert against Landlord.

B. The duties and obligations of Guarantor hereunder shall not be affected by, and Guarantor hereby waives any defense based on, the Tenant’s becoming insolvent or being adjudicated a bankrupt, or filing a petition for reorganization, liquidation, or for the adjustment of debts or for similar relief under any present or future provision of the Bankruptcy Code, or the issuance by a court of an order for relief in the case of a petition being filed by a creditor or creditors of Tenant, or the seeking by Tenant of a judicial readjustment of the rights of its creditors under any present or future federal or state law, or the appointment of a receiver or trustee of all or part of Tenant’s property and assets by any state or federal court.

5. Waiver. Guarantor hereby waives notice of acceptance of this Guaranty and hereby waives notice of any amendment of any Guaranteed Rent (including any amendment of the Lease) and the granting of any indulgence or extension of time to Tenant to perform under the Lease. Guarantor hereby also waives any and all other notices which by law or under the terms and provisions of the Lease are required to be given to Tenant, any demand for or notice of default in the payment of any sums payable by Tenant under the Lease or in the performance of all and singular the terms, covenants, conditions and provisions in the Lease required to be performed by Tenant, except as specifically set forth in Section 1 hereof. Guarantor shall not be liable for modification, amendment, change or extension of any of the terms, covenants or conditions of the Lease which Tenant (which term shall include, without limitation, a trustee in bankruptcy) and Landlord may hereafter make without Guarantor’s written consent.

6. Default of Tenant. If because of Tenant’s default, the Lease is terminated, then Landlord shall notify Guarantor thereof and if Guarantor would otherwise have continuing liability to Landlord hereunder, then at Guarantor’s sole option upon written notice to Landlord to be delivered within ten (10) business days of receipt of notice that the Lease has been terminated, Landlord shall enter into a new lease with Guarantor (or an affiliate of Guarantor other than Tenant) for the balance of the term of the Lease (including option periods), on the same terms as are set forth in the Lease, and such new lease shall continue as a direct lease between Landlord and Guarantor or its affiliate (as tenant). As a condition of Landlord’s obligation to enter into the new lease, Guarantor shall cure all monetary defaults, and other defaults capable of being cured, and shall reimburse Landlord for any costs incurred by Landlord in connection with such default, including reasonable attorneys’ fees and court costs.

2

7. Notices. All notices, consents, requests and approvals (collectively, “Notices”) required or permitted hereunder shall only be effective if in writing. All Notices shall be sent by Federal Express, Airborne or similar express courier which delivers only upon signed receipt of the addressee, by facsimile or by certified mail, with return receipt requested. Notices to Guarantor shall be sent to [KPS Capital Partners, L.P., 485 Lexington Avenue, 31st Floor, New York, NY 10017], marked for the attention of [Stephen Hoey, Chief Financial Officer], with a copy to [Jenner & Block LLP, 330 North Wabash Avenue, Chicago, Illinois 60611], marked for the attention of [Edward Neveril] or to such other addresses as Guarantor may later designate by notice to Landlord. All notices to Landlord shall be sent to the notice address set forth in the Lease, or to such other address as Landlord may later designate by notice to Guarantor. All notices shall be effective upon the date of receipt by the addressee thereof as shown on the return or courier receipt of the notice, on the facsimile confirmation page, or the certified mail receipt, as applicable.

8. Separate Actions. The agreements, obligations, warranties and representations of Guarantor hereunder are independent of the obligations of Tenant. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against the undersigned, whether Tenant is joined therein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults. Landlord’s right hereunder shall not be exhausted by its exercise of any of its rights or remedies until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

9. Savings Clause. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

10. Successors and Assigns. This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind the heirs, executors, administrators, successors, and assigns of Guarantor and any parties constituting Guarantor.

11. Waiver in Writing. No provision of this Guaranty or right of Landlord hereunder can be waived nor can Guarantor be released from Guarantor’s obligations hereunder except by a writing duly executed by Landlord and except as specifically provided for herein.

12. Attorneys Fees. If it becomes necessary for Landlord to employ counsel to enforce the obligations of Guarantor hereunder, then, to the extent permitted by law, all reasonable attorneys’ fees and expenses in connection therewith of the prevailing party in any action instituted shall be paid by the other party.

13. General. Guarantor will not exercise any right of subrogation with respect to any payment made hereunder unless and until all Guaranteed Rent shall have been paid in full; if any payment is made to Guarantor on account of such subrogation rights at any time when the Guaranteed Rent have not been paid in full, any amounts so paid shall be forthwith paid to Landlord to be applied to any of the Guaranteed Rent. This Guaranty may be amended only in writing signed by Guarantor and Landlord. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Landlord and its successors and assigns.

3

Executed as of the date first above written.

KPS SPECIAL SITUATIONS FUND II (A), L.P. a Delaware limited partnership

By:	/s/ Michael Psaros
Name:	Michael Psaros
Its:	Manager Member

KPS SPECIAL SITUATIONS FUND II, L.P., a Delaware limited partnership

By:	/s/ Michael Psaros
Name:	Michael Psaros
Its:	Manager Member

4

State of New York

KINGS County

I, CHARMAIN NOEL-McLEAN a Notary Public for said County and State, do hereby certify that MICHAEL PSAROS personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the 5th day of August, 2008.

(Official Seal)	CHARMAIN NOEL-McLEAN
Notary Public
My commission expires:	CHARMAIN NOEL-McLEAN
April 9th, 2011	Notary Public, State of New York
No. 01NO6164074 Qualified in Kings County Commission Expires April 9, 2011

State of New York

KINGS County

I, CHARMAIN NOEL-McLEAN a Notary Public for said County and State, do hereby certify that MICHAEL PSAROS personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the 5th day of August, 2008.

(Official Seal)	CHARMAIN NOEL-McLEAN
Notary Public

My commission expires:

April 9th, 2011

CHARMAIN NOEL-McLEAN Notary Public, State of New York No. 01NO6164074 Qualified in Kings County Commission Expires April 9, 2011

5

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this “Guaranty”) is given as of the 7th day of August, 2008, by KPS Special Situations Fund II (A), L.P., a Delaware limited partnership, and KPS Special Situations Fund II, L.P., a Delaware limited partnership (collectively, “Guarantor”) to 2509 HAYES LLC, a Delaware limited liability company (“Landlord”).

As an inducement to Landlord to enter into that certain Lease (the “Lease”) dated as of August 7, 2008 between Landlord and Kyklos Bearing International, Inc., a Delaware corporation (“Tenant”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2. Guaranty. Guarantor hereby unconditionally, and jointly and severally, guarantees to Landlord, subject to the terms of this Guaranty and to the limitations set forth herein, the full, prompt and complete payment of six and one-half percent (6.5%) of the first four and one-half (4.5) years of Base Rent due and payable by Tenant under the Lease, which is an amount equal to $742,917.33 (the “Guaranteed Rent”). The total amount of Base Rent payable during the first four and one-half (4.5) years of the Term is $11,429,497.36. The Guaranteed Rent shall be reduced in accordance with the provisions of Section 3 of this Guaranty. If Tenant fails to pay any portion of the Guaranteed Rent, as same becomes due and payable pursuant to the terms of the Lease, Guarantor shall pay such portion of Guaranteed Rent within thirty (30) days after Guarantor’s receipt of written notice of Tenant’s default under the Lease from Landlord. Guarantor waives any right to require Landlord to proceed first against Tenant or to exhaust any remedy Landlord may have against Tenant under the Lease or with respect to any security granted by Tenant under the Lease before proceeding against Guarantor.

3. Reduction of Guaranteed Rent. Notwithstanding anything to the contrary contained herein, the total amount of the Guaranteed Rent shall be capped at $742,917.33, which amount represents 6.5% of the total amount of Base Rent due pursuant to the Lease for the first four and one-half (4.5) years of the Term. Provided no Event of Default has occurred and is continuing under the Lease, then after the first three (3) months of payment of Base Rent by Tenant pursuant to the Lease (beginning on the Rent Commencement Date), the Guaranteed Rent shall be automatically reduced by an amount equal to 6.5% of the Base Rent due and payable for the first six (6) months of the Lease after the Rent Commencement Date (i.e., if no Event of Default has occurred and is continuing and Tenant has paid Base Rent in accordance with the Lease for the first three (3) months of the Lease after the Rent Commencement Date, at the end of such three (3) month period, the Guaranteed Rent shall be automatically reduced by $102,781.25, which amount represents 6.5% of the Base Rent due during months thirteen (13) through eighteen (18) of the Term). Thereafter, for each subsequent six (6) month period of the Lease, provided no Event of Default has occurred and is continuing under the Lease during the applicable six (6) month period, then for each six (6) month period of the Term, the Guaranteed Rent shall be automatically reduced by the total amount of Base Rent paid under the Lease for such six (6) month period. For example, if after the fourth six (6) month period of the Term, no Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $102,781.25, which amount represents 6.5% of the Base Rent due during months nineteen (19) through twenty-four (24) of the Term; likewise, if after the fifth six (6) month period of the Term, no Event of Default has occurred and is continuing, the Guaranteed Rent shall be automatically reduced by $105,350.78, which amount represents 6.5% of the Base Rent due during months twenty-five (25) through thirty (30) of the Term, and so on. In the event the Base Rent payable in a given six (6) month period equals an amount greater than the amount remaining as Guaranteed Rent, the Guaranteed Rent shall be reduced by such remaining amount such that the Guaranteed Rent shall be reduced to zero dollars ($0) and this Guaranty shall automatically terminate.

4. Right to Assert Defenses.

A. Except as provided in subparagraph (B) of this Section, Guarantor shall have the benefit of and shall be entitled to assert with respect to its obligations hereunder any and all rights, claims, counterclaims, offsets and defenses available to Tenant with respect to the Guaranteed Rent or which Tenant is otherwise entitled to assert against Landlord.

B. The duties and obligations of Guarantor hereunder shall not be affected by, and Guarantor hereby waives any defense based on, the Tenant’s becoming insolvent or being adjudicated a bankrupt, or filing a petition for reorganization, liquidation, or for the adjustment of debts or for similar relief under any present or future provision of the Bankruptcy Code, or the issuance by a court of an order for relief in the case of a petition being filed by a creditor or creditors of Tenant, or the seeking by Tenant of a judicial readjustment of the rights of its creditors under any present or future federal or state law, or the appointment of a receiver or trustee of all or part of Tenant’s property and assets by any state or federal court.

5. Waiver. Guarantor hereby waives notice of acceptance of this Guaranty and hereby waives notice of any amendment of any Guaranteed Rent (including any amendment of the Lease) and the granting of any indulgence or extension of time to Tenant to perform under the Lease. Guarantor hereby also waives any and all other notices which by law or under the terms and provisions of the Lease are required to be given to Tenant, any demand for or notice of default in the payment of any sums payable by Tenant under the Lease or in the performance of all and singular the terms, covenants, conditions and provisions in the Lease required to be performed by Tenant, except as specifically set forth in Section 1 hereof. Guarantor shall not be liable for modification, amendment, change or extension of any of the terms, covenants or conditions of the Lease which Tenant (which term shall include, without limitation, a trustee in bankruptcy) and Landlord may hereafter make without Guarantor’s written consent.

6. Default of Tenant. If because of Tenant’s default, the Lease is terminated, then Landlord shall notify Guarantor thereof and if Guarantor would otherwise have continuing liability to Landlord hereunder, then at Guarantor’s sole option upon written notice to Landlord to be delivered within ten (10) business days of receipt of notice that the Lease has been terminated, Landlord shall enter into a new lease with Guarantor (or an affiliate of Guarantor other than Tenant) for the balance of the term of the Lease (including option periods), on the same terms as are set forth in the Lease, and such new lease shall continue as a direct lease between Landlord and Guarantor or its affiliate (as tenant). As a condition of Landlord’s obligation to enter into the new lease, Guarantor shall cure all monetary defaults, and other defaults capable of being cured, and shall reimburse Landlord for any costs incurred by Landlord in connection with such default, including reasonable attorneys’ fees and court costs.

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7. Notices. All notices, consents, requests and approvals (collectively, “Notices”) required or permitted hereunder shall only be effective if in writing. All Notices shall be sent by Federal Express, Airborne or similar express courier which delivers only upon signed receipt of the addressee, by facsimile or by certified mail, with return receipt requested. Notices to Guarantor shall be sent to [KPS Capital Partners, L.P., 485 Lexington Avenue, 31st Floor, New York, NY 10017], marked for the attention of [Stephen Hoey, Chief Financial Officer], with a copy to [Jenner & Block LLP, 330 North Wabash Avenue, Chicago, Illinois 60611], marked for the attention of [Edward Neveril] or to such other addresses as Guarantor may later designate by notice to Landlord. All notices to Landlord shall be sent to the notice address set forth in the Lease, or to such other address as Landlord may later designate by notice to Guarantor. All notices shall be effective upon the date of receipt by the addressee thereof as shown on the return or courier receipt of the notice, on the facsimile confirmation page, or the certified mail receipt, as applicable.

8. Separate Actions. The agreements, obligations, warranties and representations of Guarantor hereunder are independent of the obligations of Tenant. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against the undersigned, whether Tenant is joined therein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults. Landlord’s right hereunder shall not be exhausted by its exercise of any of its rights or remedies until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

9. Savings Clause. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

10. Successors and Assigns. This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind the heirs, executors, administrators, successors, and assigns of Guarantor and any parties constituting Guarantor. Landlord agrees to accept a substitute guaranty of lease (“Substitute Guaranty”) in the form of this Guaranty from MC Capital Inc., a Delaware corporation (“Substitute Guarantor”). Upon delivery by the Substitute Guarantor of the Substitute Guaranty, this Guaranty shall terminate and be of no further force or effect.

11. Waiver in Writing. No provision of this Guaranty or right of Landlord hereunder can be waived nor can Guarantor be released from Guarantor’s obligations hereunder except by a writing duly executed by Landlord and except as specifically provided for herein.

12. Attorneys Fees. If it becomes necessary for Landlord to employ counsel to enforce the obligations of Guarantor hereunder, then, to the extent permitted by law, all reasonable attorneys’ fees and expenses in connection therewith of the prevailing party in any action instituted shall be paid by the other party.

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13. General. Guarantor will not exercise any right of subrogation with respect to any payment made hereunder unless and until all Guaranteed Rent shall have been paid in full; if any payment is made to Guarantor on account of such subrogation rights at any time when the Guaranteed Rent have not been paid in full, any amounts so paid shall be forthwith paid to Landlord to be applied to any of the Guaranteed Rent. This Guaranty may be amended only in writing signed by Guarantor and Landlord. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Landlord and its successors and assigns.

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Executed as of the date first above written.

KPS SPECIAL SITUATIONS FUND II (A), L.P. a Delaware limited partnership

By:	/s/ Michael Psaros
Name:	Michael Psaros
Its:	Manager Member

KPS SPECIAL SITUATIONS FUND II, L.P., a Delaware limited partnership

By:	/s/ Michael Psaros
Name:	Michael Psaros
Its:	Manager Member

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State of New York

KINGS County

I, CHARMAIN NOEL-McLEAN, a Notary Public for said County and State, do hereby certify that MICHAEL PSAROS personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the 5th day of August, 2008.

(Official Seal)	CHARMAIN NOEL-McLEAN
Notary Public
My commission expires:	CHARMAIN NOEL-McLEAN
April 9th, 2011	Notary Public, State of New York
No. 01NO6164074 Qualified in Kings County Commission Expires April 9, 2011

State of New York

KINGS County

I, CHARMAIN NOEL-McLEAN, a Notary Public for said County and State, do hereby certify that Michael Psaros personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the 5th day of August, 2008.

(Official Seal)	CHARMAIN NOEL-McLEAN
Notary Public

My commission expires:

April 9th, 2011

CHARMAIN NOEL-McLEAN Notary Public, State of New York No. 01NO6164074 Qualified in Kings County Commission Expires April 9, 2011

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